UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015,	New York,	New York	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed by LXP Industrial Trust to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2023 (the “Original Report”), solely to correct a submission error that inadvertently resulted in the Original Report appearing on EDGAR under Items 2.01, 7.01 and 9.01 of Form 8-K instead of Items 1.01, 2.03 and 9.01 of Form 8-K. All disclosures contained in the Original Report remain unchanged.

Item 1.01.    Entry into a Material Definitive Agreement.

On November 3, 2023, LXP Industrial Trust (the “Trust”) entered into the First Amendment to the Second Amended and Restated Credit Agreement (the “Amendment”), which amended the Second Amended and Restated Credit Agreement dated as of July 5, 2022 (as amended, the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility and term loans. The Amendment, among other things, (i) extends the maturity of the term loans from January 31, 2025 to January 31, 2027, and (ii) amends the list of lenders under the term loans and adjusts the allocation of principal among such lenders.
A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
10.1
First Amendment to the Second Amended and Restated Credit Agreement, dated November 3, 2023, among the Trust, KeyBank National Association, as a lender and administrative agent, and the other current and former lenders thereunder.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date:	November 8, 2023	By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer